UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 1, 2005

ARBINET-THEXCHANGE, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51063	13-3930916
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 Albany Street, Tower II, Suite 450 New Brunswick, New Jersey	08901
(Address of Principal Executive Offices)	(Zip Code)

(732) 509-9100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 2.02. Results of Operations and Financial Condition.

On August 3, 2005, Arbinet-thexchange, Inc., a Delaware corporation (the “Company”), issued a press release to report the Company’s financial results for the quarter ended June 30, 2005. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.*

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 1, 2005, Mathew Lori resigned as a member of the Company’s Board of Directors (the “Board”) and member of the Audit Committee of the Board (the “Audit Committee”). There is no disagreement between Mr. Lori and the Company on any matter relating to the Company’s operations, policies or practices.

At a meeting of the Company’s Board, held on August 2, 2005, Roger H. Moore was appointed a director to the Company’s Board to fill the vacancy left by the resignation of Mathew Lori. Mr. Moore was also appointed as a member of the Company’s Audit Committee. Roger H. Moore is the retired Chief Executive Officer of Illuminet Holdings, Inc. (“Illuminet”), a leading provider of intelligent network and signaling services. Mr. Moore served as President and Chief Executive Officer of Illuminet Holdings from 1995 to 2001, when it was acquired by VeriSign, Inc., the leading provider of intelligent infrastructure services for the Internet and telecommunications networks. From 1985 to 1995, Mr. Moore served in a variety of senior management positions at Nortel Networks, including President of Nortel Japan. Mr. Moore also served as President of AT&T Canada from 1982 to 1985. Mr. Moore holds a B.S. degree in General Science from Virginia Polytechnic Institute and State University. Mr. Moore currently is a director of Tut Systems Inc., VeriSign, Inc., Western Digital Corporation and Consolidated Communications, Inc.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.	Description
99.1*	Press Release of Arbinet-thexchange, Inc. dated August 3, 2005 reporting its financial results for the quarter ended June 30, 2005.

*	The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARBINET-THEXCHANGE, INC.

By:	/s/ John Roberts
Name:	John Roberts
Title:	Chief Financial Officer

Date: August 3, 2005